EXHIBIT 99

This Current Report on Form 8-K includes supplemental unaudited historical business segment net sales and operating income information in addition to net sales on a disaggregated basis that reflect the realignment of 3M’s business segments. The Company did not operate under this segment structure for any of these prior periods and will begin to report comparative results under the new structure with the filing of its Quarterly Report on Form 10-Q for the quarter ending June 30, 2019. Effective in the second quarter of 2019, in an effort to enable the Company to better serve global customers and markets, the Company made the following changes to its business segments:

Realignment of the Company’s business segments from five to four

The Company realigned its former five business segments into four: Safety and Industrial; Transportation and Electronics; Health Care; and Consumer. Existing divisions were largely realigned to this new structure. In addition, certain retail auto care product lines formerly in the Automotive Aftermarket Division (now within the Safety and Industrial business segment) were moved to the Construction and Home Improvement Division (within the Consumer business segment). Also, product lines relating to the refrigeration filtration business, formerly included in the Separation and Purification Sciences Division (now within the Health Care business segment) were moved to Other Safety and Industrial (within the Safety and Industrial business segment). 3M business segment reporting measures include dual credit to business segments for certain sales and operating income. Dual credit, which is based on which business segment provides customer account activity with respect to a particular product sold in a specific country, was reduced as a result of the closer alignment between customer account activity and their respective markets. The four business segments are as follows:

Safety and Industrial:  This segment includes businesses that serve the global industrial, electrical and safety markets. This business segment consists of personal safety, adhesives and tapes, abrasives, closure and masking systems, electrical markets, automotive aftermarket, and roofing granules. This segment also includes the Communication Markets Division (which was substantially sold in 2018) and the refrigeration filtration product lines (within Other Safety and Industrial).

Transportation and Electronics: This segment includes businesses that serve global transportation and electronic original equipment manufacturer (OEM) customers. This business segment consists of electronics (display materials and systems, electronic materials solutions), automotive and aerospace, commercial solutions, advanced materials, and transportation safety.

Health Care: This business segment serves the global healthcare industry and includes medical solutions, oral care, separation and purification sciences, health information systems, drug delivery systems, and food safety.

Consumer: This business serves global consumers and consists of home improvement, stationery and office supplies, home care, and consumer health care. This segment also includes, within the Construction and Home Improvement Division, certain retail auto care product lines.

The financial information presented herein reflects the impact of the preceding changes for all periods presented.

Corporate and unallocated operating income includes a variety of miscellaneous items, such as corporate investment gains and losses, certain derivative gains and losses, certain insurance-related gains and losses, certain litigation and environmental expenses, corporate restructuring charges and certain under- or over-absorbed costs (e.g. pension, stock-based compensation) that the Company may choose not to allocate directly to its business segments. Corporate and Unallocated also includes sales, costs, and income from contract manufacturing, transition services and other arrangements with the acquirer of the Communication Markets Division following its divestiture in 2018. Because this category includes a variety of miscellaneous items, it is subject to fluctuation on a quarterly and annual basis.

3M business segment reporting measures include dual credit to business segments for certain sales and related operating income. Management evaluates each of its four business segments based on net sales and operating income performance, including dual credit reporting to further incentivize sales growth. As a result, 3M reflects additional (“dual”) credit to another business segment when the customer account activity (“sales district”) with respect to the particular product sold to the external customer is provided by a different business segment. This additional dual credit is largely reflected at the division level. For example, certain respirators are primarily sold by the Personal Safety Division within the Safety and Industrial business segment; however, a sales district within the Consumer business segment provides the contact for sales of the product to particular customers. In this example, the non-primary selling segment (Consumer) would also receive credit for the associated net sales initiated through its sales district and the related approximate operating income. The assigned operating income related to dual credit activity may differ from operating income that would result from actual costs associated with such sales. The offset to the dual credit business segment reporting is reflected as a reconciling item entitled “Elimination of Dual Credit,” such that sales and operating income in total are unchanged.

Supplemental Unaudited Business Segment Information

Based on Segment Structure Effective in the Second Quarter of 2019

Net Sales

Net Sales	First	Second	Third	Fourth	Total
(Millions)	Quarter	Quarter	Quarter	Quarter	Year
Safety and Industrial
2019	$2,986
2018	3,268	$3,253	$3,021	$2,952	$12,494
2017	2,910	2,926	3,024	3,086	11,946
2016	2,825	2,887	2,835	2,669	11,216

Transportation and Electronics
2019	$2,357
2018	2,519	$2,527	$2,619	$2,441	$10,106
2017	2,431	2,418	2,602	2,410	9,861
2016	2,244	2,302	2,423	2,298	9,267

Health Care
2019	$1,738
2018	1,745	$1,730	$1,643	$1,708	$6,826
2017	1,630	1,642	1,687	1,676	6,635
2016	1,597	1,624	1,572	1,584	6,377

Consumer
2019	$1,194
2018	1,208	$1,309	$1,302	$1,267	$5,086
2017	1,148	1,245	1,347	1,266	5,006
2016	1,142	1,233	1,296	1,168	4,839

Corporate and Unallocated
2019	$22
2018	—	$12	$35	$3	$50
2017	2	3	—	(3)	2
2016	—	4	—	2	6

Elimination of Dual Credit
2019	$(434)
2018	(462)	$(441)	$(468)	$(426)	$(1,797)
2017	(436)	(424)	(488)	(445)	(1,793)
2016	(399)	(388)	(417)	(392)	(1,596)

Total Company
2019	$7,863
2018	8,278	$8,390	$8,152	$7,945	$32,765
2017	7,685	7,810	8,172	7,990	31,657
2016	7,409	7,662	7,709	7,329	30,109

Supplemental Unaudited Business Segment Information

Based on Segment Structure Effective in the Second Quarter of 2019

Operating Income

Operating Income	First	Second	Third	Fourth	Total
(Millions)	Quarter	Quarter	Quarter	Quarter	Year
Safety and Industrial
2019	$644
2018	771	$1,285	$697	$670	$3,423
2017	664	619	728	592	2,603
2016	643	717	653	578	2,591

Transportation and Electronics
2019	$523
2018	656	$669	$726	$598	$2,649
2017	569	1,040	695	682	2,986
2016	503	515	598	552	2,168

Health Care
2019	$464
2018	498	$470	$475	$478	$1,921
2017	463	433	500	481	1,877
2016	485	489	451	427	1,852

Consumer
2019	$233
2018	232	$279	$300	$260	$1,071
2017	237	214	323	277	1,051
2016	249	293	325	229	1,096

Corporate and Unallocated
2019	$(625)
2018	(1,036)	$(200)	$(57)	$(116)	$(1,409)
2017	(84)	(47)	(108)	(128)	(367)
2016	(43)	(104)	(66)	(72)	(285)

Elimination of Dual Credit
2019	$(103)
2018	(114)	$(102)	$(125)	$(107)	$(448)
2017	(107)	(106)	(130)	(115)	(458)
2016	(98)	(93)	(106)	(98)	(395)

Total Company
2019	$1,136
2018	1,007	$2,401	$2,016	$1,783	$7,207
2017	1,742	2,153	2,008	1,789	7,692
2016	1,739	1,817	1,855	1,616	7,027

Supplemental Unaudited Net Sales on a Disaggregated Basis

Based on Segment Structure Effective in the Second Quarter of 2019

	Three months ended		Year ended
	March 31,		December 31,
Net Sales (Millions)	2019	2018	2018	2017	2016
Abrasives	$369	$409	$1,533	$1,498	$1,416
Adhesives and Tapes	694	731	2,880	2,773	2,632
Automotive Aftermarket	310	349	1,374	1,388	1,346
Closure and Masking Systems	278	307	1,224	1,259	1,262
Communication Markets	—	94	175	387	400
Electrical Markets	311	309	1,243	1,196	1,159
Personal Safety	926	945	3,606	2,960	2,553
Roofing Granules	92	101	353	372	344
Other Safety and Industrial	6	23	106	113	104
Total Safety and Industrial Business Segment	$2,986	$3,268	$12,494	$11,946	$11,216

Advanced Materials	$311	$303	$1,236	$1,123	$1,037
Automotive and Aerospace	514	571	2,109	2,047	1,923
Commercial Solutions	455	481	1,829	1,743	1,737
Electronics	861	927	3,965	3,842	3,299
Transportation Safety	218	238	957	1,103	1,272
Other Transportation and Electronics	(2)	(1)	10	3	(1)
Total Transportation and Electronics Business Segment	$2,357	$2,519	$10,106	$9,861	$9,267

Drug Delivery	$92	$119	$444	$486	$451
Food Safety	83	81	328	303	278
Health Information Systems	260	205	837	791	780
Medical Solutions	764	773	3,036	2,934	2,813
Oral Care	341	354	1,353	1,322	1,277
Separation and Purification Sciences	203	214	822	797	783
Other Health Care	(5)	(1)	6	2	(5)
Total Health Care Business Segment	$1,738	$1,745	$6,826	$6,635	$6,377

Consumer Health Care	$98	$102	$391	$425	$381
Home Care	257	269	1,012	1,028	1,006
Home Improvement	535	522	2,233	2,118	1,977
Stationery and Office	294	303	1,396	1,386	1,439
Other Consumer	10	12	54	49	36
Total Consumer Business Segment	$1,194	$1,208	$5,086	$5,006	$4,839

Corporate and Unallocated	$22	$—	$50	$2	$6
Elimination of Dual Credit	(434)	(462)	(1,797)	(1,793)	(1,596)
Total Company	$7,863	$8,278	$32,765	$31,657	$30,109

Supplemental Unaudited Net Sales on a Disaggregated Basis

Based on Segment Structure Effective in the Second Quarter of 2019 – Continued

	Three months ended March 31, 2019
Net Sales (Millions)	United States	Asia Pacific	Europe, Middle East and Africa	Latin America and Canada	Other Unallocated	Worldwide
Safety and Industrial	$1,150	$768	$720	$348	$—	$2,986
Transportation and Electronics	561	1,258	386	152	—	2,357
Health Care	781	378	438	141	—	1,738
Consumer	687	270	137	100	—	1,194
Corporate and Unallocated	19	2	1	2	(2)	22
Elimination of Dual Credit	(152)	(198)	(58)	(26)	—	(434)
Total Company	$3,046	$2,478	$1,624	$717	$(2)	$7,863

	Three months ended March 31, 2018
Net Sales (Millions)	United States	Asia Pacific	Europe, Middle East and Africa	Latin America and Canada	Other Unallocated	Worldwide
Safety and Industrial	$1,216	$839	$833	$381	$(1)	$3,268
Transportation and Electronics	569	1,384	416	151	(1)	2,519
Health Care	748	385	459	153	—	1,745
Consumer	658	290	149	110	1	1,208
Corporate and Unallocated	—	1	—	—	(1)	—
Elimination of Dual Credit	(147)	(223)	(65)	(28)	1	(462)
Total Company	$3,044	$2,676	$1,792	$767	$(1)	$8,278

	Year ended December 31, 2018
Net Sales (Millions)	United States	Asia Pacific	Europe, Middle East and Africa	Latin America and Canada	Other Unallocated	Worldwide
Safety and Industrial	$4,921	$3,099	$3,001	$1,476	$(3)	$12,494
Transportation and Electronics	2,406	5,514	1,578	610	(2)	10,106
Health Care	3,039	1,458	1,733	596	—	6,826
Consumer	3,045	1,021	574	447	(1)	5,086
Corporate and Unallocated	48	—	—	3	(1)	50
Elimination of Dual Credit	(619)	(838)	(232)	(108)	—	(1,797)
Total Company	$12,840	$10,254	$6,654	$3,024	$(7)	$32,765

	Year ended December 31, 2017
Net Sales (Millions)	United States	Asia Pacific	Europe, Middle East and Africa	Latin America and Canada	Other Unallocated	Worldwide
Safety and Industrial	$4,605	$2,981	$2,869	$1,497	$(6)	$11,946
Transportation and Electronics	2,372	5,328	1,550	615	(4)	9,861
Health Care	3,037	1,346	1,667	587	(2)	6,635
Consumer	2,943	1,029	585	450	(1)	5,006
Corporate and Unallocated	6	(1)	1	(4)	—	2
Elimination of Dual Credit	(591)	(874)	(216)	(112)	—	(1,793)
Total Company	$12,372	$9,809	$6,456	$3,033	$(13)	$31,657

	Year ended December 31, 2016
Net Sales (Millions)	United States	Asia Pacific	Europe, Middle East and Africa	Latin America and Canada	Other Unallocated	Worldwide
Safety and Industrial	$4,387	$2,742	$2,659	$1,423	$5	$11,216
Transportation and Electronics	2,469	4,670	1,499	626	3	9,267
Health Care	2,946	1,251	1,637	542	1	6,377
Consumer	2,922	921	572	423	1	4,839
Corporate and Unallocated	6	—	1	(1)	—	6
Elimination of Dual Credit	(542)	(737)	(205)	(112)	—	(1,596)
Total Company	$12,188	$8,847	$6,163	$2,901	$10	$30,109